SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

June 11, 2008 (June 5, 2008)
Date of Report (Date of earliest event reported)

CITY LOAN, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50561	20-2675930
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Southfield Avenue, Suite 1432, Stamford, CT 06902

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (888) 360-0646

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

This Form 8-K/A Amendment No. 1 provides further information regarding City Loan, Inc.’s (the “Company”) ticker symbol change, which was previously reported on Form 8-K and filed with the Securities and Exchange Commission on April 28, 2008. The Company had reported that it requested a new ticker symbol from NASDAQ and would provide an updated report on the new ticker symbol upon receipt.

The new ticker symbol took effect on June 5, 2008. The Company’s new ticker symbol is “CIYL” and the Company’s common stock continues to be quoted on the OTC Bulletin Board.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENIGMA SOFTWARE GROUP, INC.

Date: June 11, 2008	By:	/s/ William Atkinson
William Atkinson
Chief Executive Officer